UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2020

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

   55 Glenlake Parkway, N.E., Atlanta, Georgia    30328
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

Floating-Rate Senior Notes Due 2020	UPS20A	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  — 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2020, United Parcel Service, Inc. held its annual meeting of shareowners. The following matters were submitted to a vote of the shareholders.

Election of Directors:

Votes regarding the election of 12 directors for a term expiring at our 2021 annual meeting of shareholders, or until their earlier resignation, removal or retirement, were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David P. Abney	1,357,266,951	130,424,282	19,280,988	123,533,686
Rodney C. Adkins	1,391,543,904	93,378,331	22,049,986	123,533,686
Michael J. Burns	1,402,730,569	82,678,812	21,562,840	123,533,686
William R. Johnson	1,398,664,601	86,101,286	22,206,334	123,533,686
Ann M. Livermore	1,389,376,959	95,917,581	21,677,681	123,533,686
Rudy H.P. Markham	1,400,728,321	82,387,059	23,856,841	123,533,686
Franck J. Moison	1,421,649,082	62,432,232	22,890,907	123,533,686
Clark T. Randt, Jr.	1,397,164,646	87,120,409	22,687,166	123,533,686
Christiana Smith Shi	1,415,272,960	70,397,828	21,301,433	123,533,686
John T. Stankey	1,419,950,636	65,195,076	21,826,509	123,533,686
Carol B. Tomé	1,418,412,400	68,386,831	20,172,990	123,533,686
Kevin M. Warsh	1,418,556,004	66,361,945	22,054,272	123,533,686

Under our Bylaws, each of the director nominees was elected, having received more votes “for” than “against.”

Approval of an Advisory Resolution on Executive Compensation:

Votes regarding the approval, on an advisory basis, of the compensation of our executive officers were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,328,508,870	140,618,635	37,844,716	123,533,686

The proposal passed.

Ratification of Accountants:

Votes regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020 were as follows:

FOR	AGAINST	ABSTAIN
1,563,332,104	55,169,271	12,004,532

The proposal passed.

Shareowner Proposals:

Votes on a shareowner proposal requesting the Board prepare an annual report on lobbying activities were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
346,730,819	1,126,568,203	33,673,199	123,533,686

The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
436,039,652	1,046,418,798	24,513,771	123,533,686

The proposal did not pass.

Votes on a shareowner proposal requesting the Company prepare a report on how it plans to reduce its total contribution to climate change were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
434,171,443	1,032,702,196	40,098,582	123,533,686

The proposal did not pass.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	May 15, 2020	By:	/s/ Norman M. Brothers, Jr.
Name: Norman M. Brothers, Jr.
Title: Senior Vice President, General Counsel and Corporate Secretary